EXHIBIT 13.2

Annual Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Avianca Holdings S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2015 of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2016

By:	/s/ Gerardo Grajales
Gerardo Grajales
Chief Financial Officer

Section 906 CFO Certification